Exhibit 10.1

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE (“Supplemental Indenture”), dated as of October 12, 2011, among WCA Waste Corporation, a Delaware corporation (the “Company”), Crest Road Recycling, LLC, a North Carolina limited liability company and a subsidiary of the Company (the “Guaranteeing Subsidiary”), the other Guarantors (as defined in the Indenture referred to herein) and BOKF, NA dba Bank of Texas, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of June 7, 2011 providing for the issuance of 7½% Senior Notes due 2019 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
Agreement to Guarantee.  The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Subsidiary Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.
No Recourse Against Others.  No past, present or future director, officer, employee, incorporator, stockholder, member, manager, partner or agent of the Guaranteeing Subsidiary as such, shall have any liability for any obligations of the Company or the Guaranteeing Subsidiary under the Notes, the Subsidiary Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes by accepting a Note waives and releases all such liability.  The waiver and release are part of the consideration for issuance of the Notes.  Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

4.	NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5.	Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Guaranteeing Subsidiary

Crest Road Recycling, LLC

By:	/s/ Jerome M. Kruszka
Name: Jerome M. Kruszka
Title: President

[Signature Page to Supplemental Indenture]

2

WCA Waste Corporation

By:	/s/ Jerome M. Kruszka
Name: Jerome M. Kruszka
Title: President and Chief Operating Officer

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS

American Waste, LLC
Boxer Realty Redevelopment, LLC
Burnt Poplar Transfer, L.L.C.
Champion City Recovery, LLC
Eagle Ridge Landfill, LLC
Emerald Waste Services, LLC
EWS Central Florida Hauling, LLC
Material Recovery, LLC
Material Reclamation, LLC
N.E. Land Fill, LLC
New Amsterdam & Seneca Railroad Company, LLC
Pauls Valley Landfill, LLC
Sooner Waste, L.L.C.
Sunny Farms Landfill, LLC
Texas Environmental Waste Services, LLC
Transit Waste, LLC
TransLift, LLC
Waste Corporation of Arkansas, LLC
Waste Corporation of Kansas, Inc.
Waste Corporation of Missouri, Inc.
Waste Corporation of Tennessee, Inc.
WCA Capital, Inc.
WCA Holdings Corporation
WCA Management Limited, Inc.
WCA Management General, Inc.
WCA of Alabama, L.L.C.
WCA of Central Florida, Inc.
WCA of Chickasha, Inc.
WCA of Florida, Inc.
WCA of High Point, LLC
WCA of Massachusetts, LLC
WCA of Mississippi, LLC
WCA of North Carolina, LLC
WCA of Ohio, LLC
WCA of Oklahoma, LLC
WCA of St. Lucie, LLC
WCA Shiloh Landfill, L.L.C.
WCA Texas Management General, Inc.
WCA Wake Transfer Station, LLC
WCA Waste Systems, Inc.
WRH Gainesville Holdings, LLC
WRH Gainesville, LLC
WRH Orange City, LLC

By:	/s/ Tom J. Fatjo, III
Tom J. Fatjo, III
Vice President

WCA Management Company, L.P.

By:	WCA Management General, Inc., its sole general partner

By:	/s/ Tom J. Fatjo, III
Tom J. Fatjo, III, Vice President

Waste Corporation of Texas, L.P.; Fort Bend Regional Landfill L.P. and Ruffino Hills Transfer Station, L.P.

By:	WCA Management General, Inc., its sole general partner

By:	/s/ Tom J. Fatjo, III
Tom J. Fatjo, III, Vice President

[Signature Page to Supplemental Indenture]

BOKF, NA dba Bank of Texas,
as Trustee

By:	/s/ Ronda Parman
Ronda Parman

[Signature Page to Supplemental Indenture]